Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 31, 2010

Frontegra Columbus Core Plus Fund

Institutional Class Shares (FRTRX)

Service Class Shares (FRTSX)

Class Y Shares (FRTYX)

Frontegra Columbus Core Fund

Institutional Class Shares (FRIGX)

Service Class Shares (FRISX)

On November 30, 2010, Scout Investment Advisors, Inc., a wholly-owned subsidiary of UMB Financial Corporation (“Scout”), acquired substantially all of the assets of Reams Asset Management Company, LLC (“Reams”), the subadviser to the Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund (collectively, the “Funds”) (the “Transaction”).  Following the closing of the Transaction, Reams’ business will be operated as a division of Scout.  The Transaction resulted in a change in control of Reams and, therefore, constituted an “assignment” of the existing subadvisory agreement between Reams and Frontegra Asset Management, Inc., the Funds’ investment adviser (“Frontegra”) (the “Prior Agreement”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

In order to avoid disruption of the Funds’ investment management program, the Board of Directors of Frontegra Funds, Inc. unanimously approved an interim subadvisory agreement between Frontegra and Scout (the “Interim Agreement”) on November 15, 2010 in accordance with Rule 15a-4 under the 1940 Act.  The Interim Agreement became effective on November 30, 2010 upon consummation of the Transaction.  Under the Interim Agreement, Scout has replaced Reams as the subadviser to the Funds and will receive the same compensation Reams would have received from Frontegra under the Prior Agreement.  The same portfolio management team will continue to manage the Funds’ portfolios following the Transaction and the Funds’ investment objectives, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect until shareholders of the Funds approve or disapprove of a new subadvisory agreement at a special meeting of shareholders of the Funds, expected to be held during the first quarter of 2011, or April 29, 2011, whichever is sooner.  Details regarding the special meeting will be contained in a proxy statement to be mailed to the Funds’ shareholders in advance of the meeting.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is December 1, 2010.

Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Statement of Additional Information Dated October 31, 2010

Frontegra Columbus Core Plus Fund

Institutional Class Shares (FRTRX)

Service Class Shares (FRTSX)

Class Y Shares (FRTYX)

Frontegra Columbus Core Fund

Institutional Class Shares (FRIGX)

Service Class Shares (FRISX)

The Statement of Additional Information (“SAI”) dated October 31, 2010 is revised as follows:

Generally

All references to Reams Asset Management Company, LLC as the subadviser to the Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund are replaced with references to Scout Investment Advisors, Inc. as the subadviser to these Funds.

Investment Advisers and Subadvisers

The first paragraph under the subsection entitled “Investment Advisers and Subadvisers – Subadvisers” is replaced with the following:

Frontegra has entered into an interim subadvisory agreement under which Scout serves as the Columbus Core Plus and Columbus Core Funds’ subadviser and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Under the agreement, Scout is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Columbus Core Plus Fund’s average daily net assets.  With respect to the Columbus Core Fund, Scout receives 75% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Scout is a wholly-owned subsidiary of UMB Financial Corporation.

Compensation of Portfolio Managers

The first two paragraphs under the subsection entitled “Portfolio Managers – Compensation of Portfolio Managers” are replaced with the following:

The compensation of the portfolio managers of the Columbus Core Plus Fund and the Columbus Core Fund is not tied directly to either the performance or the net asset value of the Funds.  The portfolio managers, who are all employees of Scout, are compensated with salary and are eligible to participate in an incentive bonus plan.

This supplement should be retained with the SAI for future reference.

The date of this Supplement is December 1, 2010.